UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2023, Inpixon entered into an Agreement and Plan of Merger, dated July 24, 2023 (as amended from time to time, the “Merger Agreement”), by and among Inpixon, Superfly Merger Sub Inc., a wholly-owned subsidiary of Inpixon, and XTI Aircraft Company (“XTI”). As a condition to closing the merger transaction contemplated by the Merger Agreement, Inpixon is required to complete the divestiture of any business lines and other assets and liabilities that are not associated with its real time location services and analytics business, including its Shoom, SAVES and Game Your Game lines of business and investment securities, as applicable by any lawful means, including a sale to one or more third parties, spin off, plan of arrangement, merger, reorganization, or any combination of the foregoing (the “Solutions Divestiture”).

As part of the Solutions Divestiture, on February 16, 2024, Inpixon entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) to divest the businesses held by Grafiti LLC, a wholly-owned subsidiary of Inpixon (the “Covered Business”), by transferring 100% of the equity interest in Grafiti LLC to Grafiti Group LLC (“Purchaser”), a holding company controlled by Inpixon’s director and Chief Executive Officer, Nadir Ali. The Covered Business includes assets and liabilities primarily relating to Inpixon’s Saves, Shoom and Game Your Game business, including 100% of the equity interests of Inpixon India, Grafiti GmbH (previously Inpixon Gmbh) and Game Your Game, Inc., and excludes Inpixon Limited.

Pursuant to the Equity Purchase Agreement, Purchaser will purchase from Inpixon 100% of the equity interest in Grafiti LLC for a minimum purchase price of $1,000,000 paid in two annual cash installments of $500,000 due within 60 days after December 31, 2024 and 2025. The purchase price and annual cash installment payments will be (i) increased for 50% of net income after taxes, if any, from the operations of Grafiti LLC for the years ended December 31, 2024 and 2025; (ii) decreased for the amount of transaction expenses assumed, if any; and (iii) increased or decreased by the amount the working capital of Grafiti LLC on the closing balance sheet is greater or less than $1,000,000.

The Equity Purchase Agreement includes customary representations and warranties of Inpixon, Grafiti LLC and the Purchaser, as well as customary covenants and additional agreements, including a transition services agreement which will govern the parties’ respective rights and obligations with respect to the provision of certain transition services following the consummation of the transactions pursuant to the Equity Purchase Agreement (the “Closing”). Additionally, all representations, warranties and pre-Closing covenants of Inpixon and Grafiti LLC will not survive the Closing.

The foregoing description of the Equity Purchase Agreement and the contemplated transactions therein does not purport to be complete and is qualified in its entirety by the terms and conditions of the Equity Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Equity Purchase Agreement contains representations, warranties and covenants that the parties to the Equity Purchase Agreement made to each other as of the date of the Equity Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Equity Purchase Agreement. The Equity Purchase Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Inpixon, Grafiti LLC and the Purchaser to the Equity Purchase Agreement. In particular, the representations, warranties, covenants and agreements contained in the Equity Purchase Agreement, which were made only for purposes of the Equity Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Equity Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Equity Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Equity Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Equity Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in Inpixon’s public disclosures.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2024, Inpixon completed the disposition of the Covered Business pursuant to the Equity Purchase Agreement. To the extent required by Item 2.01, the disclosure set forth in Item 1.01 above is incorporated by reference in this Item 2.01.

Item 8.01 Other Events.

In connection with the transactions contemplated in the Merger Agreement, Inpixon previously filed (i) XTI’s unaudited financial statements as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022, including the accompanying notes thereto, and (ii) the unaudited pro forma condensed combined balance sheet of Inpixon and XTI as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Inpixon and XTI for the nine months ended September 30, 2023 and for the year ended December 31, 2022 (the “September 30, 2023 Pro Forma Financial Information”), as Exhibit 99.1 and Exhibit 99.2, respectively, in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2023 (the “December 2023 Form 8-K”).

This Current Report on Form 8-K is being filed to update the September 30, 2023 Pro Forma Financial Information of Inpixon and XTI (as updated, the “Updated September 30, 2023 Pro Forma Financial Information”) due to certain adjustments made subsequent to the filing of the December 2023 Form 8-K in connection with recent developments, including, but not limited to, Inpixon’s anticipated reverse stock split, the anticipated conversion of outstanding debt and certain other liabilities into equity securities by XTI and Inpixon, and the consummation of a proposed financing of equity securities by XTI. To the extent that information in the Updated September 30, 2023 Pro Forma Financial Information contained in Exhibit 99.1 hereto differs from or updates information contained in the September 30, 2023 Pro Forma Financial Information contained in Exhibit 99.2 filed with the December 2023 Form 8-K, the information contained in Exhibit 99.1 hereto shall supersede or supplement the information in Exhibit 99.2 filed with the December 2023 Form 8-K.

The Updated Pro Forma Financial Information included in this Current Report on Form 8-K is being filed for purposes of incorporating such information by reference into one or more registration statements filed or to be filed by Inpixon.

Important Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K and the exhibits attached hereto and information incorporated herein relate to a proposed transaction between XTI and Inpixon pursuant to an agreement and plan of merger, dated as of July 24, 2023 (as amended from time to time), by and among Inpixon, Superfly Merger Sub Inc. and XTI (the “proposed transaction”). Inpixon filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) which was declared effective on November 13, 2023 in connection with the proposed transaction. A proxy statement/prospectus was sent to all Inpixon stockholders as of October 24, 2023, the record date established for voting on the transaction, and to the stockholders of XTI.

Investors and security holders are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction because they contain important information about Inpixon, XTI and the proposed transaction. Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Inpixon through the website maintained by the SEC at www.sec.gov.

The documents filed by Inpixon with the SEC also may be obtained free of charge at Inpixon’s website at www.inpixon.com or upon written request to: Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto and information incorporated herein contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Inpixon’s anticipated reverse stock split, the anticipated conversion of outstanding debt and certain other liabilities into equity securities by XTI and Inpixon, and the consummation of a proposed financing of equity securities by XTI, are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Inpixon and its management, and XTI and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the failure to satisfy the conditions to the consummation of the proposed transaction;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	the adjustments permitted under the merger agreement to the exchange ratio that could result in XTI shareholders or Inpixon shareholders owning less of the post-combination company than expected;

●	the effect of the announcement or pendency of the proposed transaction on Inpixon’s and XTI’s business relationships, performance, and business generally;

●	the risks that the proposed transaction disrupts current plans of Inpixon and XTI and potential difficulties in Inpixon’s and XTI’s employee retention as a result of the proposed transaction;

●	the outcome of any legal proceedings against XTI or against Inpixon related to the merger agreement or the proposed transaction;

●	failure to realize the anticipated benefits of the proposed transaction;

●	the inability to meet and maintain the listing of Inpixon’s securities (or the securities of the post-combination company) on Nasdaq;

●	the risk that the price of Inpixon’s securities (or the securities of the post-combination company) may be volatile due to a variety of factors, including changes in the highly competitive industries in which Inpixon and XTI operate,

●	the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

●	variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Inpixon and XTI’s operations, global supply chain disruptions and shortages,

●	national security tensions, and macro-economic and social environments affecting Inpixon and XTI’s business and changes in the combined capital structure;

●	the risk that XTI has a limited operating history, has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so;

●	the risk that XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process;

●	the risk that the post-combination company may never achieve or sustain profitability;

●	the risk that XTI, Inpixon and the post-combination company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

●	the risk that XTI’s conditional pre-orders (which include conditional aircraft purchase agreements, non-binding reservations, and options) are canceled, modified, delayed or not placed and that XTI must return the refundable deposits;

●	the risks relating to long development and sales cycles, XTI’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its aircraft, and XTI’s dependence on third parties for supplying components and potentially manufacturing the aircraft;

●	the risk that other aircraft manufacturers develop competitive VTOL aircraft or other competitive aircraft that adversely affect XTI’s market position;

●	the risk that XTI’s future patent applications may not be approved or may take longer than expected, and XTI may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that XTI’s estimates of market demand may be inaccurate;

●	the risk that XTI’s ability to sell its aircraft may be limited by circumstances beyond its control, such as a shortage of pilots and mechanics who meet the training standards, high maintenance frequencies and costs for the sold aircraft, and any accidents or incidents involving VTOL aircraft that may harm customer confidence; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023 (the “2022 Form 10-K”), the Quarterly Reports on Form 10-Q for the quarterly periods filed thereafter and in the section entitled “Risk Factors” in XTI’s periodic reports filed pursuant to Regulation A of the Securities Act including XTI’s Annual Report on Form 1-K for the year ended December 31, 2022, which was filed with the SEC on July 13, 2023 (the “2022 Form 1-K”), as such factors may be updated from time to time in Inpixon’s and XTI’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor XTI gives any assurance that either Inpixon or XTI or the post-combination company will achieve its expected results. Neither Inpixon nor XTI undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The pro forma financial statements reflecting the disposition of the Covered Business pursuant to the Equity Purchase Agreement, to the extent required by this item, will be filed by amendment to this Current Report on Form 8-K.

Additionally, the unaudited pro forma condensed combined balance sheet of Inpixon and XTI as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Inpixon and XTI for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are attached herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the merger between Inpixon and XTI actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the notes accompanying the pro forma financial information. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

(d) Exhibits.

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of February 16, 2024, by and among Inpixon, Grafiti LLC and Grafiti Group LLC.
99.1	Unaudited pro forma condensed combined financial statements of Inpixon and XTI Aircraft Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to the Equity Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Inpixon agrees to furnish copies of any of such exhibits or schedules to the SEC upon request; provided, however, that Inpixon may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: February 23, 2024	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer